Exhibit 99.1

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                    MAY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A. Mortgage Loan Information:

          1. Aggregate Scheduled Monthly Payments:

               (a)  Principal.................................. $     200,710.63
                                                                ----------------
               (b)  Interest................................... $   1,977,493.34
                                                                ----------------
               (c)  Total...................................... $   2,178,203.97
                                                                ----------------

          2. Aggregate Monthly Payments Received and Monthly Advances made this month:

               (a)  Principal.................................. $     200,710.63
                                                                ----------------
               (b)  Interest................................... $   1,914,749.08
                                                                ----------------
               (c)  Total...................................... $   2,115,459.71
                                                                ----------------

          3.   Aggregate  Principal  Prepayments in part received and applied in
               prior month:.................................... $      42,753.18
                                                                ----------------

          4.   Aggregate Principal Prepayments in full received in prior month:

               (a)  Principal.................................. $     587,862.51
                                                                ----------------
               (b)  Interest................................... $       3,828.62
                                                                ----------------
               (c)  Total...................................... $     591,691.13
                                                                ----------------

          5.   Aggregate Insurance Proceeds for prior month:

               (a)  Principal.................................. $           0.00
                                                                ----------------
               (b)  Interest................................... $           0.00
                                                                ----------------
               (c)  Total...................................... $           0.00
                                                                ----------------

          6.   Aggregate Liquidation Proceeds for prior month:

               (a)  Principal.................................. $           0.00
                                                                ----------------
               (b)  Interest................................... $           0.00
                                                                ----------------
               (c)  Total...................................... $           0.00
                                                                ----------------

          7.   Aggregate  Purchase  Prices for Defaulted  and Modified  Mortgage
               Loans:

               (a)  Principal.................................. $     217,227.40
                                                                ----------------
               (b)  Interest................................... $       1,491.90
                                                                ----------------
               (c)  Total...................................... $     218,719.30
                                                                ----------------

          8. Aggregate Purchase Prices ( and substitution adjustments) for Defective Mortgage Loans:

               (a)  Principal.................................. $           0.00
                                                                ----------------
               (b)  Interest................................... $           0.00
                                                                ----------------
               (c)  Total...................................... $           0.00
                                                                ----------------

          9.   Pool Scheduled Principal Balance:............... $ 291,355,816.07
                                                                ----------------

          10.  Available Funds:................................ $   2,968,623.32
                                                                ----------------

          11.  Realized Losses for prior month:................ $           0.00
                                                                ----------------

          12.  Aggregate Realized Losses:

               (a)  Deficient Valuations:......................  $          0.00
                                                                 ---------------
               (b)  Special Hazard Losses:.....................  $          0.00
                                                                 ---------------
               (c)  Fraud Losses:..............................  $          0.00
                                                                 ---------------
               (d)  Excess Bankruptcy Losses:..................  $          0.00
                                                                 ---------------
               (e)  Excess Special Hazard Losses:..............  $          0.00
                                                                 ---------------
               (f)  Excess Fraud Losses:.......................  $          0.00
                                                                 ---------------
               (g)  Debt Service Reductions:...................  $          0.00
                                                                 ---------------

          13.  Compensating Interest Payment:..................  $        267.67
                                                                 ---------------

          14. Accrued Certificate Interest, Unpaid Class Interest Shortfalls and Pay-out Rate:

Class 1-A1......... $       72,922.34   $          0.00              7.35000000%
                    -----------------   ---------------              ----------
Class 1-A2......... $      131,975.38   $          0.00              7.35000000%
                    -----------------   ---------------              ----------
Class 1-A3......... $      366,912.00   $          0.00              7.35000000%
                    -----------------   ---------------              ----------
Class 1-A4......... $      487,648.00   $          0.00              7.35000000%
                    -----------------   ---------------              ----------
Class 1-A5......... $       75,553.48   $          0.00              6.24999972%
                    -----------------   ---------------              ----------
Class 1-A6......... $       14,536.46   $          0.00              6.25000072%
                    -----------------   ---------------              ----------
Class 1-A7......... $       39,639.57   $          0.00              2.74999970%
                    -----------------   ---------------              ----------
Class 1-A8......... $      157,156.25   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-A9......... $      145,000.00   $          0.00              7.25000000%
                    -----------------   ---------------              ----------

Class 1-A10........ $        1,600.00   $          0.00              0.08000000%
                    -----------------   ---------------              ----------
Class 1-A11........ $        3,400.00   $          0.00              0.17000000%
                    -----------------   ---------------              ----------
Class 1-A12........ $       21,750.00   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-A13........ $          715.15   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-A14........ $      193,750.00   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-A15........ $       15,625.00   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-M.......... $       28,074.88   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-B1......... $       23,396.77   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-B2......... $       20,583.67   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-B3......... $        8,426.83   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-B4......... $        5,613.73   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-B5......... $        7,488.81   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-S.......... $       96,389.60   $          0.00              0.43479819%
                    -----------------   ---------------              ----------
Class 1-RL......... $            0.63   $          0.00              7.50000000%
                    -----------------   ---------------              ----------
Class 1-R.......... $            0.63   $          0.00              7.50000000%
                    -----------------   ---------------              ----------

          15.  Accrual Amount:

               Class 1-A13A.............  $          715.15
                                          -----------------
               Class 1-A13B.............  $        1,910.42
                                          -----------------
          16.  Principal distributable:

               Class 1-A1...............  $      835,619.90
                                          -----------------
               Class 1-A2...............  $            0.00
                                          -----------------
               Class 1-A3...............  $            0.00
                                          -----------------
               Class 1-A4...............  $            0.00
                                          -----------------
               Class 1-A5...............  $       83,561.98
                                          -----------------
               Class 1-A6...............  $            0.00
                                          -----------------
               Class 1-A7...............  $            0.00
                                          -----------------
               Class 1-A8...............  $            0.00
                                          -----------------
               Class 1-A9...............  $            0.00
                                          -----------------
               Class 1-A10..............  $            0.00
                                          -----------------
               Class 1-A11..............  $            0.00
                                          -----------------
               Class 1-A12..............  $            0.00
                                          -----------------
               Class 1-A13..............  $      114,424.75
                                          -----------------
               Class 1-A14..............  $            0.00
                                          -----------------
               Class 1-A15..............  $            0.00
                                          -----------------
               Class 1-PO...............  $        6,582.54
                                          -----------------
               Class 1-M................  $        3,082.43
                                          -----------------
               Class 1-B1...............  $        2,568.81
                                          -----------------
               Class 1-B2...............  $        2,259.95
                                          -----------------
               Class 1-B3...............  $          925.21
                                          -----------------
               Class 1-B4...............  $          616.35
                                          -----------------
               Class 1-B5...............  $          822.22
                                          -----------------
               Class 1-R................  $            0.00
                                          -----------------
               Class 1-RL...............  $            0.00
                                          -----------------
          17.  Additional distributions to the Class 1-R Certificate pursuant to
               Section 4.01(b):................................  $          0.00
                                                                 ---------------

          18.  Additional  distributions to the Class 1-RL Certificate  pursuant
               to Section 4.01(b):.............................  $          0.00
                                                                 ---------------

          19.  Certificate Interest Rates of:

               Class 1-S Certificates:.....       0.395600%
                                                  --------
          20.  Draw Amount:

               Class A9....................  $         0.00
                                             --------------
               Class A10...................  $         0.00
                                             --------------

          21.  Distributions  of amounts in Reserve Fund to Senior  Certificates
               (other  than  the  Class  PO   Certificates)   and  the  Class  S
               Certificates pursuant to the second paragraph of Section 4.01(g)

               Class A1....................  $         0.00
                                             --------------
               Class A2....................  $         0.00
                                             --------------
               Class A3....................  $         0.00
                                             --------------
               Class A4....................  $         0.00
                                             --------------
               Class A5....................  $         0.00
                                             --------------
               Class A6....................  $         0.00
                                             --------------
               Class A7....................  $         0.00
                                             --------------
               Class A8....................  $         0.00
                                             --------------
               Class A9....................  $         0.00
                                             --------------
               Class A10...................  $         0.00
                                             --------------
               Class A11...................  $         0.00
                                             --------------
               Class A12...................  $         0.00
                                             --------------
               Class A13...................  $         0.00
                                             --------------
               Class A14...................  $         0.00
                                             --------------
               Class A15...................  $         0.00
                                             --------------
               Class R.....................  $         0.00
                                             --------------
               Class RL....................  $         0.00
                                             --------------
               Class S.....................  $         0.00
                                             --------------

     B. Other Amounts:

          1.   Senior Percentage for such Distribution Date:.......   94.868360%
                                                                      ---------

          2.   Group I Senior Percentage for such Distribution Date:  94.868360%
                                                                      ---------

          3.   Group II Senior Percentage for such Distribution Date:  0.000000%
                                                                       --------

          4.   Senior Prepayment  Percentage for such  Distribution
               Date:................................................ 100.000000%
                                                                     ----------

          5.   Group I Senior Prepayment Percentage for such
               Distribution Date:................................... 100.000000%
                                                                     ----------

          6.   Group II Senior Prepayment Percentage for such
               Distribution Date:...................................   0.000000%
                                                                       --------

          7.  Junior Percentage for such Distribution Date:.........   5.131640%
                                                                       --------

          8.  Junior Prepayment Percentage for such Distribution
              Date:.................................................   0.000000%
                                                                       --------

          9.  Subordinate Certificate Writedown Amount for such
              Distribution Date:.................................... $      0.00
                                                                     -----------

          10. Prepayment Distribution Triggers satisfied:

                                        YES            NO
                                        ---            --

              Class 1-B1.......          X
                                       -----         -----
              Class 1-B2.......          X
                                       -----         -----
              Class 1-B3.......          X
                                       -----         -----
              Class 1-B4.......          X
                                       -----         -----
              Class 1-B5.......          X
                                       -----         -----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                             GE CAPITAL MORTGAGE SERVICES, INC.



                                             B   /s/ Karen Pickett
                                             ----------------------------------
                                             Name:  Karen Pickett
                                             Title: Vice President
                                                    Investor Operations